UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2020

Stem Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55751	61-1794883
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2201 NW Corporate Blvd, Suite 205, Boca Raton, FL	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 237-2931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001	STMH	OTCQX

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Item 4.01 Change in Registrant’s Certifying Accountant

(i)	On February 1, 2020 (“Effective Date”), the Audit Committee (the “Audit Committee”) of the Board of Directors of Stem Holdings, Inc. (the “Company”) approved the dismissal of Marcum LLP, (“Marcum”), as the Company’s independent registered public accounting firm, effective immediately, and the Company notified Marcum of such dismissal. Marcum did not issue any audit report on the Company’s financial statements nor did Marcum complete any review of the Company’s interim period financial statements.

The Company has provided Marcum with a copy of the above disclosures and is requesting that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter, dated February 6, 2020, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(ii)	On February 1, 2020, the Audit Committee approved the appointment of LJ Soldinger Associates, LLC (“Soldinger”), to serve as the Company’s independent registered public accounting firm. Soldinger had served as the Company’s independent registered public accounting firm from January 2017 until September 2019. Other than during the period that Soldinger served as the Company’s independent registered public accounting firm during the Company’s two most recent fiscal years and the subsequent interim periods through February 1, 2020, the Company did not consult Soldinger with respect to any of the matters or events listed in Regulation SK Item 304 (a)(2).

(iii)	From the September 24 2019, Engagement Date through the Effective Date, there were no disagreements or reportable events (as those terms are defined in Item 304(a)(1) of Regulation S-K) between the Company and Marcum on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements or reportable events, if not resolved to the satisfaction of Marcum, would have given rise to a disagreement other than as disclosed below.

During Marcum’s tenure, Company’s management was informed by Marcum that procedures performed in the course of its ongoing audit had identified material weaknesses in the internal controls over financial reporting, primarily as it relates to the Company’s ability to properly record complex equity and debt transactions and account for business acquisitions, variable interest entities and joint ventures. Marcum also requested that the Company’s management perform an analysis of the effect of certain adjustments to financial statements previously issued by the Company. At the time of Marcum’s dismissal, the Company’s management had not yet completed its evaluation on a quantitative or qualitative basis as to whether or not the previously filed June 30, 2019 Form 10Q, March 31, 2019 Form 10Q, December 31, 2018 Form 10Q and September 30, 2018 Form 10K can be relied upon, and therefore these matters were not resolved prior to Marcum’s dismissal.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from Marcum, LLP dated February 6, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STEM HOLDINGS, INC.

DATE: February 6, 2020

By:	/s/ Adam Berk
Adam Berk
President

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